UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	47-4908760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 3 to Term Loan Credit Agreement (the “Term Loan”)

On October 10, 2018, The Men’s Wearhouse, Inc. (“Men’s Wearhouse”), together with Tailored Brands, Inc. (the “Company”) and certain of its direct and indirect wholly-owned subsidiaries  (collectively, the “Term Guarantors”), JPMorgan Chase Bank, N.A. as administrative agent (the “Term Administrative Agent”) and the lenders party thereto (the “Term Lenders”), entered into Amendment No. 3 to its Term Loan (“Amendment No. 3”) amending that certain Term Loan Agreement dated as of June 18, 2014 (as amended by Amendment No. 1 dated as of June 26, 2014,  Incremental Facility No. 1, dated as of April 7, 2015 and as further amended by Amendment No. 2, dated as of April 9, 2018), by and among Men’s Wearhouse, the guarantor parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (collectively, the “Existing Term Loan”).

Under Amendment No. 3, the interest rate margin for the Existing Term Loan was reduced by 25 basis points and will bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either LIBOR (with a floor of 1.0%) or the base rate (with a floor of 2.0%).  The margins for borrowings under the Existing Term Loan are now 3.25% for LIBOR and 2.25% for the base rate.

The maturity date for the Existing Term Loan remains April 9, 2025, and all other material provisions of the Existing Term Loan remain unchanged. As of October 10, 2018, the principal amount outstanding under the Existing Term Loan was $895.5 million.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1, which is incorporated by reference herein.

Item 8.01              Other Events.

On October 10, 2018, the Company issued a press release in connection with the transaction described in this Current Report on Form 8-K.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is included in this Form 8-K:

Exhibit
Number	Description

10.1	Amendment No. 3 to Term Loan, dated as of October 10, 2018, by and among The Men’s Wearhouse, Inc., the Administrative Agent and the Term Lenders.

99.1	Press Release of the Company dated October 10, 2018.

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment No. 3 to Term Loan, dated as of October 10, 2018, by and among The Men’s Wearhouse, Inc., the Administrative Agent and the Term Lenders.

99.1	Press Release of the Company dated October 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      October 10, 2018

TAILORED BRANDS, INC.

By:	/s/ Brian T. Vaclavik
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer